Rule 497(e)

File Nos. 333-52956 and 811-07549

SCHWAB ONESOURCE ANNUITY™

SUPPLEMENT DATED MARCH 13, 2007

To the Prospectus dated May 1, 2006 for the

Variable Annuity-1 Series Account

of Great-West Life & Annuity Insurance Company

Dear Schwab OneSource Annuity™ Contract Owner:

Effective February 10, 2007, the Board of Trustee of Old Mutual Insurance Series Fund (the “Trust”), including all of its independent Trustees (the “Board”), appointed Ashfield Capital Partners, LLC (“Ashfield”), an affiliate of Old Mutual Capital, Inc., as a sub-adviser to the Old Mutual Large Cap Growth Portfolio (the “Portfolio”). This appointment will become effective upon shareholder approval of a new investment sub-advisory agreement among the Trust, Old Mutual Capital, Inc. and Ashfield. In order that Ashfield can begin serving as sub-adviser to the Portfolio while shareholder approval of a new sub-advisory agreement is sought, the Board has approved an interim investment sub-advisory agreement with Ashfield. Pursuant to the interim investment sub-advisory agreement, Ashfield assumed management of that portion of the Portfolio’s assets that were previously sub-advised by CastleArk Management, LLC (“CastleArk”) effective February 10, 2007.

As a result of the foregoing change, the reference to CastleArk on page 15 of the Prospectus is deleted and replaced with Ashfield.

This Supplement must be accompanied by or read in conjunction with the current Prospectus, dated May 1, 2006. Please keep this supplement for future reference.